CMS Taxable Municipal Trust 1

Olden Lane Trust Series 2 consists of a unit investment trust known as CMS Taxable Municipal Trust 1 (the “Trust”). The Trust invests substantially all of its net assets in a diversified portfolio of investment grade taxable municipal bonds. The Trust seeks to distribute income and to preserve capital.

You should read this prospectus and retain it for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these units or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is April 28, 2017

CMS Taxable Municipal Trust 1

OVERVIEW

Olden Lane Trust Series 2 consists of a unit investment trust known as CMS Taxable Municipal Trust 1. The Trust invests substantially all of its net assets in a diversified portfolio of investment grade taxable municipal bonds. The Trust seeks to distribute income and to preserve capital. Olden Lane Securities LLC (“Olden Lane” or the “Sponsor”) serves as the sponsor of the Trust. The Trust is scheduled to terminate in approximately ten years and seven months.

Investment Objective

The Trust seeks to distribute income and to preserve capital.

Principal Investment Strategy

The Trust invests substantially all (but not less than 80%) of its net assets in a portfolio of intermediate-term taxable municipal bonds. In selecting bonds for the Trust, the Sponsor considered the following factors:

●	all ratings provided for the bonds must be at least “A” if issued by Standard & Poor’s, and at least “A2” if issued by Moody’s Investors Service, Inc.;

●	the price of the debt obligations relative to other debt obligations with comparable characteristics;

●	the current income provided by the bonds;

●	the diversification of bonds as to issuer, purpose of issue and location of issuer; and

●	the potential for early return of principal or any event risk, which could have a negative impact on the price of the debt obligations.

The portfolio consists of bonds maturing between 7 and 10.6 years from the inception date of the Trust. The Trust portfolio is structured to have a dollar-weighted average maturity of 8.9 years as of the inception date.

Municipal bonds are debt instruments issued by state and local governments to raise money for various public works projects such as highways, airports and schools. Unlike investments in most other municipal securities, interest received on the bonds purchased by the Trust is subject to federal income tax and may be subject to state income tax.

The sponsor has engaged CU Capital Market Solutions, LLC to assist with the selection of the Trust’s portfolio.

Essential Information

(AS OF THE OPEN OF BUSINESS ON THE INCEPTION DATE)

General Information
Inception Date	April 28, 2017
Termination Date	The Trust will terminate upon the redemption, sale or other disposition of the last bond held in the Trust portfolio, but not later than December 1, 2027. The Trust may be terminated prior to the Termination Date as described in “Trust Administration – Dissolution of the Trust” below.
Initial Offering Period	The period beginning on the date the registration statement filed with the Securities and Exchange Commission becomes effective and ending on the date that is four business days later.
Principal Amount of Bonds in the Trust	$215,000
Number of Units	215
Principal Amount of Bonds per Unit (1)	$1,000.00
Dollar Weighted Average Maturity of Bonds in the Trust	8.9 years

Unit Price
Aggregate Market Value of Bonds in the Trust(2)	$218,540
Aggregate Market Value of Bonds per Unit(2)	$1,016.47
Plus Sales Charge per Unit	$13.33
Plus Creation and Development Fee per Unit	$7.50
Plus Organization Costs per Unit	$4.00
Public Offering Price per Unit	$1,041.30
Redemption Price per Unit	$1,011.36
Excess of Public Offering Price over Redemption Price per Unit(3)	$29.94

Estimated Distributions
Estimated Annual Interest Income per Unit	$33.53
Less Estimated Annual Expenses per Unit	$2.42
Estimated Net Annual Interest Income per Unit	$31.11
Estimated Current Return(4)	2.99%
Estimated Long-Term Return(4)	2.69%

Date of First Distribution	December 25, 2017
Amount of First Distribution per Unit	$18.75
Record Dates	10th day of each June and December
Distribution Dates	25th day of each June and December

Additional Information
Trust CUSIP	68043L109
Minimum investment	25 Units

(1) Some bonds may mature or be called or sold during the Trust’s life. This could include a call or sale at a price below par value. There is no guarantee that the value of the Trust’s units will equal the principal amount of bonds per unit when a unitholder redeems them or when the Trust terminates.

(2) The Aggregate Market Value of Bonds in the Trust and the Aggregate Market Value of Bonds per Unit includes an amount of cash in excess of estimated organizational costs equal to $430 and $2 per unit, respectively.

(3) The difference between the Public Offering Price and Redemption Price per Unit reflects the maximum sales fee, organizational costs and the bid-offer spread of the bonds in the Trust’s portfolio.

(4) Estimated current return shows the estimated cash a unitholder should receive each year divided by the unit price. Estimated long-term return shows the estimated return over the estimated life of the Trust. These estimates are as of the opening of business on the inception date of the Trust and will vary thereafter. This estimate is based on an average of the bond yields over their estimated life. This estimate also reflects the sales charge and estimated expenses. The average yield for the portfolio of bonds in the Trust is derived by weighting each bond’s yield by its value and estimated life. Unlike estimated current return, estimated long-term return accounts for maturities, discounts and premiums of the bonds. No return calculation can predict an actual return for the Trust or a unitholder. The actual returns of unitholders may vary from these estimates. For more information see “Estimated Current and Long-Term Returns” in this prospectus.

Fee Table

The amounts below are estimates of the direct and indirect expenses that a unitholder may incur based on the initial unit price. Actual expenses may vary.

	Percentage of Public Offering Price	Amount per Unit
Sales Fees (1)
Transactional Sales Fee	1.28%	$13.33
Creation and Development Fee	0.72%	$7.50
Maximum Sales Fee	2.00%	$20.83

Organization Costs (2)	0.384%	$4.00

Annual Operating Expenses (3)
Custodial, Administration and Transfer Agency Fee(4)	0.096%	$1.00
Supervisory Fees (5)	0.000%	$0.00
Evaluation Fees (5)	0.053%	$0.55
Bookkeeping and Administration Fees	0.014%	$0.15
Estimated Other Trust Operating Expenses (6)	0.069%	$0.72
Total Annual Operating Expenses(7)	0.232%	$2.42

(1)	The transactional sales fee is paid at the time of a unit purchase and is the difference between the maximum sales fee and the creation and development fee. The creation and development fee is fixed at $7.50 per unit and is paid at the end of the initial offering period.

(2)	The estimated organization costs will be deducted from the assets of the Trust at the end of the initial offering period or after six months following the inception date, if earlier. Estimated organization costs are assessed as a fixed dollar amount per unit, which as a percentage of average net assets, will vary over time.

(3)	Each of the fees listed herein is assessed on a fixed dollar amount per unit basis which, as a percentage of average net assets, will vary over time.

(4)	Subject to a $10,000 minimum fee per annum.

(5)	These fees may include fees for services provided to the Trust by third parties, as further described in “Trust Expenses” below.

(6)	Other Trust operating expenses do not include brokerage costs and other portfolio transaction fees. The difference between the bid and offer evaluation of the bonds in the Trust portfolio on the inception date is $5.11 per unit. The bid-offer spread of the bonds can fluctuate depending on liquidity and the balance of supply and demand for the individual issues. The Trust’s custodian may also receive compensation for the cost to the custodian of advancing funds to the Trust to meet scheduled distributions, to provide funds for payment of redemptions, or otherwise as required for the administration of the Trust. The Trust’s custodian can adjust the amount of its fees in response to, among other things, changes in short-term interest rates and changes in the average cash balances on hand in the Trust accounts. In certain circumstances the Trust may incur additional expenses not set forth above. See “Trust Expenses.”
(7)	The estimated Trust operating expenses are based upon an estimated Trust size of approximately $10,750,000. Because certain of the operating expenses are fixed amounts, if the Trust does not reach such estimated size or falls below the estimated size over its life, the actual amount of the operating expenses may exceed the amounts reflected. In some cases, the actual amount of the operating expenses may greatly exceed the amounts reflected.

Example

This example is intended to help a unitholder compare the cost of investing in the Trust with the cost of investing in other investment products. The example assumes that you invest $10,000 in the Trust for the periods shown. The example also assumes a 5% return on your investment each year and that the Trust’s operating expenses do not change. The example does not take into consideration transaction fees which may be charged by certain broker/dealers for processing redemption requests. Although a unitholder’s actual costs may vary, based on these assumptions the costs, assuming a sale or redemption of Trust units at the end of each period, would be:

1 Year	3 Year	5 Year	10 Year
$262	$312	$367	$531

The example will not differ if a unitholder holds, rather than sells, units at the end of each period.

Portfolio Summary

Source of Revenue	Number of Issues	Percentage of Portfolio(1)	State	Number of Issues	Percentage of Portfolio(1)
General Obligation	3	23.3%	California	4	14.0%
Appropriations	5	18.5%	Connecticut	2	14.0%
Housing	4	11.6%	Illinois	1	2.3%
Higher Education	2	9.3%	Maryland	4	14.0%
Sales Tax	2	9.3%	Michigan	1	4.7%
Special Tax	3	9.3%	Missouri	3	9.3%
Lease Obligation	2	7.0%	New York	2	14.0%

Miscellaneous	2	7.0%	Pennsylvania	3	11.5%
Health Care	1	4.7%	Texas	1	4.7%
			Wisconsin(2)	3	11.5%

Standard & Poor’s Credit Ratings	Number of Issues	Percentage of Portfolio(1)	Moody’s Credit Ratings	Number of Issues	Percentage of Portfolio(1)
AAA	1	4.7%	Aaa	0	0.0%
AA+	2	7.0%	Aa1	2	9.2%
AA	5	23.2%	Aa2	7	30.2%
AA-	7	32.5%	Aa3	3	16.3%
A+	2	9.3%	A1	6	23.3%
A	1	2.3%	A2	2	7.0%
A-	1	4.7%	A3	1	4.7%
NR	5	16.3%	NR	3	9.3%

Maturity Schedule
(1) The “Percentage of Portfolio” figures are calculated based upon the ratio of the aggregate principal amount of the relevant bonds over the aggregate principal amount of all bonds in the Trust.
			(2) Wisconsin issues in the Trust portfolio include the bonds in the Trust identified as (i) Public Finance Authority Taxable Lease Revenue Bonds (U.S. District Court of Guam Project), Series 2017, 3.509% Due 05/15/2024 and (ii) Public Finance Authority Taxable Lease Revenue Bonds (U.S. District Court of Guam Project), Series 2017, 3.833% Due 05/15/2027, as each is issued pursuant to the Constitution of the State of Wisconsin.
Year	Number of Issues	Percentage of Portfolio(1)
2024	5	18.6%
2025	5	20.9%
2026	6	25.6%
2027	8	34.9%

Principal Risks

As with all investments, you can lose money by investing in the Trust. The Trust also might not perform as well as you expect. This can happen for reasons such as these:

●	Bond prices will fluctuate. The value of an investment in the Trust may fall over time. The yield and/or value of municipal securities may be affected by: federal, state and local legislative, economic and business developments; the general conditions of the municipal securities market; the size of a particular offering; or the maturity and/or rating of an issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which currently are at or near historic lows in the United States.

●	The value of the bonds will generally fall if interest rates rise. Given today’s historically low interest rate environment, risks associated with rising rates are heightened. The negative impact on the bonds in the Trust from any interest rate increases could be swift and significant. No one can predict whether interest rates will rise or fall in the future.

●	A bond issuer or insurer may be unable to make interest and/or principal payments in the future. There is no guarantee that the issuers of the bonds in the Trust’s portfolio will be able to satisfy their interest and principal payment obligations to the Trust over the life of the Trust.

●	The financial condition of an issuer may worsen or its credit ratings may drop, resulting in a reduction in the value of Trust units. This may occur at any point in time during the term of the Trust, including during the primary offering period.

●	A bond issuer might prepay or “call” a bond before its stated maturity. If this happens, the Trust will distribute the principal to unitholders but future interest distributions will fall. A bond’s call price could be less than the price the Trust paid for the bond. If enough bonds are called, the Trust could terminate earlier than expected.

●	The Trust’s portfolio is not actively managed. Except in limited circumstances, the Trust will hold the same bonds even if the market value declines.

Taxes

The Trust has elected and intends to qualify each year to be treated as a registered investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Income and capital gain distributions a unitholder receives from the Trust generally are subject to federal income taxes and may also be subject to state and local taxes. The Trust intends to distribute, at least annually, substantially all of its investment company taxable income and net capital gain. See “Tax Status – Taxation of the Trust” and “Tax Status – Taxation of Trust Distributions” in this prospectus for further tax information.

Portfolio

PORTFOLIO (AS OF APRIL 28, 2017) CMS TAXABLE MUNICIPAL TRUST 1 OLDEN LANE TRUST SERIES 2
		Rating (2)
Aggregate Principal	Name of Issuer, Interest Rate and Maturity Date (1)	Moody’s	Standard & Poor’s	First Optional Redemption Provisions (3)	Cost of Securities to the Trust (4)(5)
$10,000	Board of Regents of the University of Houston System, Texas Consolidated Revenue and Refunding Bonds, Series 2016B 3.060% Due 02/15/2027	Aa2	AA	2025 @ 100	$10,053
10,000	City of Industry Senior Sales Tax Revenue Refunding Bonds Series 2017 (National Public Finance Guarantee Insured) 3.375% Due 01/01/2026 (6)	A1	AA-	________	10,056

10,000	City of Industry Senior Sales Tax Revenue Refunding Bonds Series 2017 (National Public Finance Guarantee Insured) 3.500% Due 01/01/2027 (6)	A1	AA-	________	10,083
5,000	City of Kansas City, Missouri Special Obligation Bonds Taxable Special Obligation Bonds (Kansas City, Missouri Projects) Series 2017A 3.487% Due 10/1/2024	A1	AA-	________	5,189
5,000	City of Kansas City, Missouri Special Obligation Bonds Taxable Special Obligation Bonds (Kansas City, Missouri Projects) Series 2017A 3.610% Due 10/1/2025	A1	AA-	________	5,182
10,000	City of Kansas City, Missouri Special Obligation Bonds Taxable Special Obligation Bonds (Kansas City, Missouri Projects) Series 2017A 3.740% Due 10/1/2026	A1	AA-	________	10,440
10,000	City of New Britain, Connecticut Taxable General Obligation Refunding Bonds, 2017 Series B (Assured Guaranty Municipal Corp. Insured) 3.188% Due 03/01/2025	NR	AA	________	10,245
5,000	City of Pasadena Taxable Pension Obligation Refunding Bonds Series 2015B 3.340% Due 05/01/2024 (7)	NR	AA+	________	5,116
5,000	Community Development Administration Maryland Department of Housing and Community Development Residential Revenue Bonds 2017 Series A 3.503% Due 09/01/2026	Aa2	NR	________	5,073
10,000	Community Development Administration Maryland Department of Housing and Community Development Residential Revenue Bonds 2017 Series A 3.553% Due 03/01/2027	Aa2	NR	2026 @ 100	10,138
5,000	Community Development Administration Maryland Department of Housing and Community Development Residential Revenue Bonds 2017 Series A 3.603% Due 09/01/2027	Aa2	NR	2026 @ 100	5,069

5,000	Illinois Housing Development Authority Homeowner Mortgage Revenue Bonds 2016 Series A (Federally Taxable) 3.780% Due 08/01/2025	Aa3	AA	(8)	5,113
10,000	Maryland Health and Higher Educational Facilities Authority Taxable Revenue Bonds University of Maryland Medical System Issue Series 2017C 3.632% Due 07/01/2024 (7)	A2	A-	________	10,334
10,000	Michigan Finance Authority Local Government Loan Program Revenue Bonds, Series 2016C-2 (City of Detroit Distributable State Aid Third Lien LTGO Refunding Local Project Bonds) 2.860% Due 11/01/2024 (7)	A1	A+	________	9,944
10,000	New York City Transitional Finance Authority, New York Future Tax Secured Taxable Subordinate Bonds, Fiscal 2017, Series A, Subseries A-2 2.280% Due 05/01/2026 (7)	Aa1	AAA	________	9,491
10,000	Philadelphia Authority for Industrial Development City Service Agreement Refunding Revenue Bonds (City of Philadelphia, Pennsylvania) Series 2012 (Federally Taxable) 3.964% Due 04/15/2026 (7)	A3	A+	2023 @ 100 S.F.	10,050
10,000	Public Finance Authority Taxable Lease Revenue Bonds (U.S. District Court of Guam Project), Series 2017 3.509% Due 05/15/2024 (7)	Aa2	NR	________	10,257
5,000	Public Finance Authority Taxable Lease Revenue Bonds (U.S. District Court of Guam Project), Series 2017 3.833% Due 05/15/2027 (7)	Aa2	NR	2025 @ 100 S.F.	5,096
20,000	State of Connecticut Taxable General Obligation Bonds (2015 Series B) 3.330% Due 08/01/2025	Aa3	AA-	________	20,550
10,000	State of Wisconsin General Fund Annual Appropriation Refunding Bonds of 2016, Series A	Aa3	AA-	________	9,635

	2.483% Due 05/01/2027 (7)
5,000	Successor Agency to the Redevelopment Agency of The City and County of San Francisco 2017 Series C Taxable Subordinate Tax Allocation Bonds (Mission Bay New Money and Refunding Housing Projects) (Assured Guaranty Municipal Corp. Insured) 3.500% Due 08/01/2027 (6)	NR	AA	________	5,094
20,000	The City of New York, New York Taxable General Obligation Bonds, Fiscal 2017 Subseries B-3 3.450% Due 12/01/2027 (7)	Aa2	AA	2026 @ 100	20,480
10,000	University of Pittsburgh - Of the Commonwealth System of Higher Education Taxable University Refunding Bonds, Series B of 2017 3.296% Due 09/15/2026 (7)	Aa1	AA+	________	10,323
5,000	Urban Redevelopment Authority of Pittsburgh Tax Increment Bonds (Fifth and Market Tax Increment Financing District -- Three PNC Plaza Project) Refunding Series of 2017 3.554% Due 12/01/2025 (7)	A2	A	________	5,099
$215,000					$218,110

(1)	All bonds are represented by the actual bonds and/or regular way contracts to purchase such bonds which are backed by cash deposited with the Trust’s Custodian.

(2)	The bond ratings are a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees. A particular bond rating is not a recommendation to purchase, sell or hold a bond, inasmuch as it does not comment as to market price or suitability of the bond for a particular investor. A brief description of the rating symbols and their meanings is set forth under “Description of Bond Ratings.”

(3)	If applicable, this heading shows the year in which each issue of bonds is initially redeemable and the redemption price for that year unless otherwise indicated. Each such issue generally continues to be redeemable at declining prices thereafter, but not below par. “S.F.” indicates a sinking fund has been or will be established with respect to an issue of bonds. A sinking fund is a reserve fund accumulated over a period of time for the retirement of debt. A sinking fund may be estimated based upon various factors or may be mandatory. In addition, certain bonds in the Trust may be redeemed, in whole or in part, other than by operation of the stated optional call or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such bonds.

Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed bonds have an offering side valuation which represents a premium over par. To the extent that the bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original public offering price of the units. Conversely, to the extent that the bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original public offering price of the units. Distributions generally will be reduced by the amount of the income which would otherwise have been paid with respect to redeemed bonds and the principal amount and any premium received on such redemption will be distributed to unitholders. The estimated current return in this event may be affected by such redemptions. The tax effect on unitholders of such redemptions and the resulting distribution effects are described in the section entitled “Tax Status.”

(4)	The cost of each bond is provided by Capelogic, Inc., an independent pricing service, and is based on the current offering side evaluation as of the close of the New York Stock Exchange on the business day prior to the Trust’s inception date. During the initial offering period, evaluations of bonds are made on the basis of current offering side evaluations. The aggregate offering price is expected to be greater than the aggregate bid price of the bonds, which is the basis on which redemption prices will be determined for purposes of redemption of units after the initial offering period. The aggregate bid price of the bonds as of the close of the New York Stock Exchange on the business day prior to the Trust’s inception date was $217,013. The weighted average bid-offer spread of the bonds at such time was $5 per unit. In accordance with Accounting Standards Codification 820, “Fair Value Measurements”, the Trust’s investments are classified as Level 2. The prices of Level 2 securities are determined using significant observable inputs when quoted prices in active markets for identical bonds are not available. Observable inputs are inputs such as quoted prices for similar bonds, quoted prices for identical bonds in markets that are not active, and other inputs that are observable or can be corroborated by observable market data.

(5)	The cost of the bonds to the Sponsor and the Sponsor’s profit or (loss) (which is the difference between the cost of the bonds to the Sponsor and the cost of the bonds to the Trust) are $ 217,682 and $428, respectively. The cost of the bonds to the Sponsor may include the cost of and gain or loss on certain futures contracts entered into by the Sponsor in an effort to hedge the impact of interest rate fluctuations on the value of certain of the bonds to the extent the Sponsor entered into such contracts.

(6)	The bond was issued at an original issue discount. See “Risk Factors – Original Issue Discount Bonds”. The tax effect of bonds issued at an original issue discount is described in “Tax Status–Original Issue Discount”.

(7)	Certain bonds have a “make whole” call option and are redeemable in whole or in part at any time at the option of the issuer at a redemption price that is generally equal to the sum of the principal amount of such bond, a “make whole” amount, and any accrued and unpaid interest to the date of redemption. The “make whole” amount is generally equal to the excess, if any, of (i) the aggregate present value as of the date of redemption of principal being redeemed and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable if redemption had not been made, determined by discounting the remaining principal and interest at a specified rate (which varies from bond to bond and is generally equal to an average of yields on U.S. Treasury obligations with maturities corresponding to the remaining life of the bond plus a premium rate) from the dates on which the principal and interest would have been payable if the redemption had not been made, over (ii) the aggregate principal amount of the bonds being redeemed. In addition, the bonds may also be subject to redemption without premium at any time pursuant to extraordinary optional or mandatory redemptions if certain events occur. See “Understanding Your Investment–Risk Factors–Call Risk”.

(8)	The bonds are subject to optional redemption at any time prior to maturity at the election of the issuer.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Unitholders

Olden Lane Trust Series 2

CMS Taxable Municipal Trust 1

We have audited the accompanying statement of financial condition, including the trust portfolio set forth on pages A-6 to A-10, of Olden Lane Trust Series 2, as of April 28, 2017, the initial date of deposit. The statement of financial condition is the responsibility of the trust’s sponsor. Our responsibility is to express an opinion on this statement of financial condition based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of financial condition is free of material misstatement. We were not engaged to perform an audit of the trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of financial condition, assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall statement of financial condition presentation. Our procedures included confirmation of securities owned as of April 28, 2017 by correspondence with The Bank of New York Mellon, the trust’s custodian. We believe that our audit of the statement of financial condition provides a reasonable basis for our opinion.

In our opinion, the statement of financial condition referred to above presents fairly, in all material respects, the financial position of the Olden Lane Trust Series 2, as of April 28, 2017, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Chicago, Illinois
April 28, 2017

Olden Lane Trust Series 2

CMS Taxable Municipal Trust 1 (the “Trust”)

STATEMENT OF FINANCIAL CONDITION

as of April 28, 2017

Investments in Securities (1)
Contracts to Purchase Bonds	$218,110
Accrued interest to the first settlement date (2)	910
Cash	7,318
Total assets	$226,338

Liability and Interest of Unitholders
Liabilities
Due to Sponsor (2) (3)	6,938
Organization Costs (4)	860
Total liabilities	$7,798

Interest of Unitholders
Cost to Investors (5) (6)	$223,879
Less: Transactional Sales Fee (5)	2,866
Less: Creation and Development Fees(7)	1,613
Less: Organization Costs (4)	860

Net interest to Unitholders	$218,540
Total	$226,338

Units outstanding	215
Net asset value per unit	$1,016.47

(1)	The Trust invests in a portfolio of taxable municipal bonds. The aggregate cost of such assets is listed above is determined by the evaluator at the evaluation time on the most recent business day prior to the inception date.

(2)	The Custodian will advance the amount of the net interest accrued to the first settlement date to the Trust for distribution to the Sponsor as the Unitholder of record as of such date.

(3)	Prior to the inception date, the Sponsor delivered to the Custodian an amount of cash in excess of the purchase price of the bonds subsequently purchased by the Trust. Such excess, in the amount of $6,028, is due to the Sponsor as reimbursement.

(4)	A portion of the public offering price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing the Trust. These costs have been estimated at $4.00 per unit for the Trust. To the extent the actual organization costs are greater than the estimated amount, only the estimated organization costs added to the public offering price will be reimbursed to Olden Lane.

(5)	The maximum sales fee consists of a fixed creation and development fee and a transactional sales fee. Assuming a public offering price of $1,000 per unit, the maximum sales fee is 2.00% of the public offering price per unit. In turn, assuming the same public offering price, the creation and development fee and the transactional sales fee will be 0.75% and 1.25%, respectively of the public offering price per unit.

(6)	The aggregate cost to investors includes the applicable maximum sales fee.

(7)	The Trust is committed to pay a creation and development fee of $7.50 per unit on the sales date for each unit sold during the initial public offering period.

UNderstanding Your Investment

Organization

The Trust is a newly established, separate series of Olden Lane Trust. Olden Lane Trust is a statutory trust created under the laws of the State of Delaware on February 10, 2015 by a Master Trust Agreement (the “Master Trust Agreement”) between Olden Lane Securities LLC (“Olden Lane”), as depositor, and Wilmington Trust, National Association, as trustee. Each separate series created within Olden Lane Trust is governed by the Master Trust Agreement and a respective Series Supplement to the Master Trust Agreement (together, the “Trust Agreement”). The Series Supplement for a Trust is dated as of the Trust’s inception date. The Trust is a unit investment trust registered under the Investment Company Act of 1940 (the “Investment Company Act”). The value of the bonds and other property comprising the Trust’s portfolio (the “Trust property”) is determined on each business day by the evaluator as discussed under “Value of the Bonds” in this prospectus. To create the Trust, on the inception date, Olden Lane delivered municipal bonds and/or contracts for the purchase of such bonds to the Trust’s Custodian (as defined below). After the delivery of the bonds and/or other property and the creation of the Trust, the Trust’s transfer agent delivered the units (the “units”) representing an undivided beneficial interest in the assets of the Trust and comprising the ownership of the Trust to Olden Lane and the other underwriters listed below under “Distribution of Units – Underwriting” in this prospectus. These units are now being offered pursuant to this prospectus. Units will remain outstanding until redeemed or until the termination of the Trust Agreement relating to this Trust. See “Trust Administration – Dissolution of Trust”.

The Bank of New York Mellon (the “Custodian”), a banking corporation organized under the laws of New York, performs services for the Trust as custodian, transfer agent and administrator. Olden Lane Advisors LLC acts as evaluator and supervisor and Olden Lane acts as depositor, pursuant to a Master Services Agreement dated November 19, 2015 and a respective series supplement to the Master Services Agreement relating to each Trust by and among Olden Lane Trust, Olden Lane, Olden Lane Advisors LLC and the Custodian (together, the “Services Agreement”).

Unless otherwise indicated, references to “we,” “our,” and “us” refer to Olden Lane only and not to its affiliated entities. References to “you” and “your” refer to the unitholder, which refers to those units registered in each holder’s name on the books that the Trust’s transfer agent maintains for this purpose.

Purchasing Units

An investor can buy units of the Trust on any business day the New York Stock Exchange is open by contacting his/her financial professional. Unit prices are available daily on the Internet at www.OldenLane.com. When buying units, an investor pays the public offering price of units plus accrued interest, if any. The public offering price of units includes:

●	the net asset value per unit, plus

●	cash to pay organization costs, plus

●	the maximum sales fee (which includes a transactional sales fee and the creation and development fee).

The “net asset value per unit” of the Trust is (a)(i) the value of the bonds, cash and other assets in the Trust reduced by (ii) the liabilities of the Trust divided by (b) the total units of the Trust outstanding. The public offering price of units is also referred to as the “offer price” or “purchase price.” The offer price will be effective for all orders received prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). If we receive an order prior to the close of regular trading on the New York Stock Exchange or authorized financial professionals receive an order prior to that time and properly transmit the order to us by the time that we designate, then the investor will receive the price computed on the date of receipt. If we receive an order after the close of regular trading on the New York Stock Exchange, if authorized financial professionals receive the order after that time or if orders are received by such persons and are not transmitted to us by the time that we designate, then the investor will receive the price computed on the date of the next determined offer price provided that the order is received in a timely manner on that date. It is the responsibility of the authorized financial professional to transmit the orders that they receive to us in a timely manner. Certain broker-dealers may charge a transaction or other fee for processing unit purchase orders.

Organization Costs. During the initial offering period, part of the value of the units represents an amount of cash deposited to pay the costs of creating the Trust. These costs include the costs of preparing the registration statement and legal documents relating to the Trust, federal and state registration fees, the initial fees and expenses of the Custodian and the trustee and the initial audit. The Trust will reimburse Olden Lane for these costs at the end of the initial offering period or after six months following the inception date, if earlier. The value of the units will decline when the Trust pays these costs. In no case will the organization costs exceed the estimate set forth under the “Fee Table” in this prospectus.

Accrued Interest. Accrued interest is an accumulation of unpaid interest on securities which generally is paid by the bonds semi-annually, although your Trust accrues interest daily. Because of this, your Trust always has an amount of interest earned but not yet collected by the Custodian. For this reason, with respect to sales of units settling after the first settlement date of the units, the proportionate share of accrued interest to the settlement date of such units is added to the Public Offering Price of such units. You will receive the amount of accrued interest paid on your units on the next distribution date. In an effort to reduce the accrued interest which would have to be paid by unitholders, the Custodian will advance, and pay to the Sponsor, the amount of accrued interest as of the first settlement date to the Trust and will receive the advance from subsequent interest payments on the bonds. Consequently, the accrued interest added to the Public Offering Price will include only accrued interest from the first settlement date to the date of settlement of such units, less any distributions from the interest account after the first settlement date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by your Trust and distributed to unitholders. If you sell or redeem all or a portion of your units, you will be entitled to receive your proportionate share of the accrued interest from the purchaser of your units or as part of the redemption price. The Custodian may advance funds for accrued interest payable in connection with redemptions. The Custodian will be reimbursed the amount of any advance when funds become available from interest payments on, or proceeds of sale of, the related bonds.

Value of the Bonds. The evaluator will determine the value of the Trust property as of the close of regular trading on the New York Stock Exchange on each day that exchange is open. The value of bonds during the initial offering period will be based on the aggregate offering side evaluations of the bonds, determined (a) on the basis of current offering prices, (b) if offering prices are not available for any particular bond, on the basis of current offering prices for comparable bonds, (c) by determining the value of bonds on the offer side of the market by appraisal, or (d) by any combination of the above. After the initial offering period ends, the evaluator generally determines the value of the bonds as described in the preceding sentence based on the bid side evaluations rather than the offering side evaluations. The offering side price generally represents the price at which investors in the market are willing to sell a bond and the bid side evaluation generally represents the price that investors in the market are willing to pay to buy a bond. The bid side evaluation is lower than the offering side evaluation. As a result of this pricing method, unitholders should expect a decrease in the net asset value per unit on the day following the end of the initial offering period to account for the difference between the current offering side evaluation and bid side evaluation of the bonds.

The difference between the bid and offer evaluation of the bonds in the Trust portfolio on the inception date is $5.11 per unit. The bid-offer spread of the bonds can fluctuate depending on liquidity and the balance of supply and demand for the individual issues. Immediately prior to the deposit of the Trust, the aggregate bid side evaluation was lower than the aggregate offering side evaluation. For this reason, among others, the price at which units may be redeemed could be less than the price paid by the unitholder.

Capelogic, Inc., an independent pricing service, determined the initial prices of the bonds described in the section entitled “Portfolio” above. Such prices were determined at the close of regular trading on the New York Stock Exchange on the business day prior to the date of this prospectus. On the first day we sell units, we will compute the unit price as of the close of regular trading on the New York Stock Exchange or the time the registration statement filed with the Securities and Exchange Commission (“SEC”) becomes effective, if later.

Estimated Current and Long-Term Returns. The estimated current return and the estimated long-term return as of the opening of business on the Trust’s inception date are shown in the “Essential Information” table in this prospectus. Estimated current return is calculated by dividing the current estimated net annual interest income per unit based on the interest rates currently applicable to the bonds by the public offering price. The estimated net annual interest income per unit will vary with changes in the interest rates applicable to the bonds (some of which may be subject to adjustments related to changes in the bonds’ ratings as provided by certain ratings services), fees and expenses of the Trust and with the default, redemption, maturity, exchange or sale of bonds. The public offering price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present estimated current return will be realized in the future. Estimated long-term return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with units. Since the interest rates, value and estimated retirements of the bonds and the expenses of the Trust may change, there is no assurance that the present estimated long-term return will be realized in the future. The estimated current return and estimated long-term return are expected to differ because the calculation of estimated long-term return reflects the estimated date and amount of principal returned while the estimated current return calculation includes only net annual interest income and public offering price. The estimated current return and estimated long-term return calculations do not reflect the impact of taxes, which will likely reduce your returns on the units.

Distribution of Units

Distribution of Units. During the initial offering period, units of the Trust will be distributed to the public at the public offering price, as is described under the “Purchasing Units” section of this prospectus, above. Olden Lane sells units to the public through broker-dealers and other firms. The units are intended for sale to institutional accredited investors (as defined in Rule 501(a) under the Securities Act). Sales may be made to or through dealers at prices which represent discounts from the public offering price. Olden Lane may re-allow all or part of the transactional sales fee that a unitholder pays to these distribution firms when they sell units. Olden Lane intends to qualify units of the Trust for sale in a number of states, but does not register units for sale in any foreign country. Units will be sold through dealers who are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”). This prospectus does not constitute an offer of units in any state or country where units cannot be offered or sold lawfully. Olden Lane will retain the balance of any transactional sales fee. For units sold during the initial offering period, the transactional sales fee paid for a given transaction is as provided in this prospectus.

Olden Lane generally registers units for sale in various states in the United States. Olden Lane does not register units for sale in any foreign country. It is your financial professional’s responsibility to ensure that units are registered or exempt from registration if you are a foreign investor or if you want to buy units in another country. Olden Lane may reject any order for units in whole or in part.

During the term of the Trust, Olden Lane and/or the underwriters may realize profit or loss as a result of fluctuations in the market value of units held for sale to the public. If Olden Lane maintains a secondary market, Olden Lane or the underwriters, as the case may be, will realize profit or losses in the amount of any difference between the prices at which units are resold (which prices include the applicable transactional sales charge) or from a redemption of repurchased units at a price above or below the purchase price.

Sponsor Profits. Olden Lane will receive up to the maximum sales fees equal to the percentage of the public offering price of the units set forth under the “Fee Table” in this prospectus. In addition, Olden Lane may realize a profit (or sustain a loss) as of the date the Trust is created resulting from the difference between the cost for Olden Lane to purchase the bonds or other Trust property and the price at which such property is deposited in the Trust. The amount of its profit or loss on the initial deposit of securities or other property into the Trust is shown in Note 5 to the “Portfolio” section of this prospectus, above. Olden Lane may realize additional profits or losses during the initial offering period on unsold units as a result of changes in the daily market value of the securities or other Trust property. Olden Lane will employ an independent pricing service to determine the initial prices of trust property at the close of regular trading on the New York Stock Exchange on the inception date.

Underwriting Concessions. The Sponsor has entered into an Agreement Among Underwriters pursuant to which it shall serve as the principal underwriter for Trust units. The Agreement Among Underwriters provides that a public offering of the units of the Trust will be made at the public offering price described in this prospectus.

The transactional sales fee is 1.25% per unit. The entities that have executed the Agreement Among Underwriters will receive from the Sponsor an underwriting concession of 0.375% per unit.

In addition to any other benefits, the Sponsor will share with the underwriters, on a pro rata basis, 54% of the net gain, if any, represented by the difference between the Sponsor’s cost of the bonds in connection with their acquisition (including the cost of insurance obtained by the Sponsor prior to the Trust’s inception date for individual bonds, if any) and the aggregate offering price thereof on the Trust’s inception date (such gain, the “acquisition profit”). For purposes of determining the acquisition profit, the Sponsor will utilize the prices of the bonds derived from Capelogic, Inc., an independent pricing service. All units created by the Sponsor on the inception date of the Trust will be eligible for the purpose of determining the acquisition profit. Dealers who are underwriters will be eligible for a portion of such acquisition profit, if any.

Underwriting

The Underwriters named below have purchased units of the Trust in the following amounts:

Name and Address	Number of Units
Olden Lane Securities LLC	100
Esposito Securities, LLC	115

Market for Units. After the initial offering period, Olden Lane and certain other broker-dealers may, but are not obligated to, maintain a market for units of the Trust offered hereby and continuously offer to purchase said units at prices, determined by the evaluator, based on the value of the Trust property. The public offering price of any units resold by Olden Lane will be in accord with that described in the currently effective prospectus describing such units. Olden Lane may gain or lose money when it holds units in the primary or secondary market due to fluctuations in unit prices. The gain or loss is equal to the difference between the price Olden Lane pays for units and the price at which it sells or redeems them. If Olden Lane or any broker-dealer decides to maintain a secondary market, it may suspend or discontinue purchases of units of the Trust at any time.

Minimum Purchase. The minimum amount you can purchase of the Trust is described in the “Essential Information” table in this prospectus. Such amounts may vary depending on your selling firm.

Ownership of Units. Ownership of units will not be evidenced by certificates. All evidence of ownership of units will be recorded in book entry form at Depository Trust Company (“DTC”) through an investor’s broker’s account. Units held through DTC will be registered in the name of its nominee. Individual purchases of beneficial ownership interest in the Trust will be made in book entry form through DTC. Ownership and transfer of units will be evidenced and accomplished by book entries made by DTC and its participants. DTC will record ownership and transfer of the units among DTC participants and forward all notices and credit all payments received in respect of the units held by the DTC participants. The Trust’s obligations, as well as the obligations of the trustee, Custodian, transfer agent and administrator, and the obligations, if any, of the evaluator, supervisor and Olden Lane run only to DTC, which is the “unitholder” of the units. Beneficial owners of units will receive written confirmation of their purchases and sale from the broker dealer or bank from whom their purchase was made. Beneficial owners will have to follow their financial intermediary’s procedures for communicating with the transfer agent and transacting with the Trust. For more information about how to purchase, transfer and redeem units through their financial intermediary, beneficial owners of units should contact their financial intermediary directly.

Units may be purchased in denominations of one unit or any multiple thereof, subject to the minimum investment requirement described in the “Essential Information” table in this prospectus.

Advertising and Investment Comparisons. Advertising materials regarding the Trust may discuss several topics, including: developing a long-term financial plan; working with financial professionals; the nature and risks of various investment strategies and unit investment trusts that could help investors reach financial goals; the importance of discipline; how the Trust operates; how securities are selected; various unit investment trust features such as convenience and costs; and options available for certain types of unit investment trusts. These materials may include descriptions of the issuers of bonds included in the Trust, research analysis of why certain investments were selected for the Trust and information relating to the qualifications of the persons or entities providing the research analysis. In addition, they may include research opinions on the economy and industry sectors included and a list of investment products generally appropriate for pursuing those recommendations.

From time to time, we may compare the estimated returns of the Trust (which may show performance net of the expenses and charges the Trust would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable investments such as the common stocks comprising various market indexes, corporate or U.S. Government bonds, bank Certificates of Deposit and money market accounts or funds, (2) performance data from Morningstar, Inc. or (3) information from various publications. The investment characteristics of the Trust differ from other comparative investments. These performance comparisons will not be indicative of the Trust’s future performance. We may also, from time to time, use advertising which classifies particular trusts or portfolios according to capitalization and/or investment style.

Redeeming Units

An investor can sell or redeem units on any business day the New York Stock Exchange is open by contacting his/her financial professional. Unit prices are available daily on the Internet at www.OldenLane.com or through a financial professional. Until the end of the initial offering period, the price at which the Trust will redeem units and the price at which Olden Lane may repurchase units include the creation and development fee and a pro rata portion of estimated organization costs. Following such period, the price at which the Trust will redeem units and the price at which Olden Lane may repurchase units will not include the creation and development fee and estimated organizational costs of the Trust. Certain broker-dealers may charge a transaction or other fee for processing unit redemption or sale requests

Selling Units. Olden Lane may, but is not obligated to, maintain a secondary market for unitholders seeking to sell Trust units. If you want to sell your units, Olden Lane may buy them in the secondary market at the net asset value. Olden Lane may then resell the units to other investors at the public offering price or redeem them for the net asset value subject to the provisions further described in this section. Certain broker-dealers might also maintain a secondary market in units and may charge a transaction fee for processing unit redemptions or sale requests. You should contact your financial advisor or other financial intermediary for current repurchase prices to determine the best price available. Olden Lane, and any other broker-dealer that maintains a secondary market, may discontinue such secondary market at any time without notice. Even if neither Olden Lane nor any other broker-dealer makes a market, you will be able to redeem your units as described in “Redemption of Units” below.

Redemption of Units. All or a portion of your units may be tendered to the transfer agent for redemption at its unit investment trust office in the City of New York on any day the New York Stock Exchange is open. No redemption fee will be charged by Olden Lane or the transfer agent, but you are responsible for the applicable governmental charges, if any. Units redeemed by the transfer agent will be canceled. You may redeem all or a portion of your units by sending a request for redemption to your bank or broker-dealer through which you hold your units. Under normal circumstances, no later than seven calendar days following satisfactory tender, the unitholder will receive in cash an amount for each unit equal to the net asset value per unit next computed on the date of tender. The “date of tender” is deemed to be the date on which units are received by the transfer agent, except that with respect to units received by the transfer agent after the close of the New York Stock Exchange or on a day which is not a business day, the date of tender is deemed to be next business day. Redemption requests received by the transfer agent after the close of the New York Stock Exchange, and redemption requests received by authorized financial professionals after the close of the New York Stock Exchange, or redemption requests received by such persons that are not transmitted to the transfer agent until after the time designated by the transfer agent, are priced based on the date of the next determined net asset value provided they are received timely by the transfer agent on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the transfer agent so they will be received in a timely manner. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests.

Redemption shall be made by the transfer agent no later than the seventh calendar day following the date of tender for redemption (the “redemption date”) by payment of cash equivalent to the net asset value multiplied by the number of units being redeemed. The net asset value is determined as set forth above in the section of this prospectus entitled “Purchasing Units,” as of the close of the New York Stock Exchange or by another cut-off time prescribed in this prospectus on the date of tender. Any units redeemed shall be canceled and any undivided beneficial interest in the related Trust extinguished. The price received upon redemption may be more or less than the amount paid by the unitholder depending on the value of the Trust property at the time of redemption. No redemption fee will be charged by Olden Lane or the trustee. Units redeemed will be canceled by the transfer agent.

Under regulations issued by the Internal Revenue Service, the transfer agent is required to withhold a specified percentage of the principal amount of a unit redemption if the transfer agent has not been furnished the redeeming unitholder’s tax identification number in the manner required by such regulations, or the unitholder has not furnished the transfer agent with appropriate evidence that such unitholder is not a United States person for U.S. federal income tax purposes. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the unitholder only when filing a tax return. Under normal circumstances the transfer agent obtains the unitholder’s tax identification number from the unitholder’s financial intermediary. However, any time a unitholder elects to tender units for redemption, such unitholder should make sure that the transfer agent has been provided a certified tax identification number (generally on IRS Form W-9 or an appropriate substitute form) or appropriate evidence that such unitholder is not a United States person (generally on an applicable IRS Form W-8) in order to avoid this possible “back-up withholding.” In the event the transfer agent has not been previously provided such information, it must be provided at the time redemption is requested. Any amounts paid on redemption representing unpaid distributions shall be withdrawn from the income account of the Trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the capital account for the Trust.

The right of redemption may be suspended and payment postponed for more than seven calendar days following the day on which tender for redemption is made (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which disposal of Trust property is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the Trust property in accordance with the Services Agreement; or (3) for such other period as the SEC may by order permit. The transfer agent is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

Olden Lane is empowered to cause the Trust to sell securities or otherwise dispose of Trust property in order to make funds available for redemption. Such sales, if required, could result in a sale of Trust property by Olden Lane at a loss. To the extent Trust property is sold at any price, the size and diversity of the Trust may be reduced.

Purchase by Olden Lane of Units Tendered for Redemption. The Services Agreement requires that the transfer agent notify Olden Lane of any tender of units for redemption. Olden Lane, prior to the transfer agent’s close of business on the date of tender, may purchase any units tendered to the transfer agent for redemption at the net asset value by making payment therefore to the unitholder in an amount not less than the net asset value on the date of tender not later than the day that would have been the redemption date for the units had such units otherwise been redeemed. Units held by Olden Lane may be tendered to the transfer agent for redemption as any other units. In addition, Olden Lane may tender units for redemption that were initially allocated to Olden Lane on the inception date if Olden Lane was unable to sell such units. Such redemption may impact the size, composition, returns, expenses and longevity of the Trust. The public offering price of any units resold by Olden Lane will be the public offering price determined in the manner provided in this prospectus (see “Purchasing Units”). Any profit resulting from the resale of such units will belong to Olden Lane, which likewise will bear any loss resulting from a lower offering price or net asset value subsequent to their acquisition of such units (see “Sponsor Profits”).

RISK FACTORS

All investments involve risk and you may lose money by investing in the Trust. This section describes certain risks that can impact the value of the property in the Trust’s portfolio. Unitholders should understand these risks before investing. If the value of the property in the Trust falls, the value of units will also fall. We cannot guarantee that the Trust will achieve its objective or that any investment return will be positive over any period.

Bid/Offer Spread. The difference between the bid and offer evaluation of the bonds in the Trust portfolio on the inception date is $5.11 per unit. The bid-offer spread of the bonds can fluctuate depending on liquidity and the balance of supply and demand for the individual issues. Immediately prior to the deposit of the Trust, the aggregate bid side evaluation was lower than the aggregate offering side evaluation. Unitholders should expect a decrease in the net asset value per unit on the day following the end of the initial offering period equal to the difference between the current offering side evaluation and bid side evaluation of the bonds. For this reason, among others, the price at which units may be redeemed could be less than the price paid by the unitholder.

Call Risk. Call risk is the risk that the issuer prepays or “calls” a bond before its stated maturity. An issuer might call a bond if interest rates fall below that paid on the bond or if it no longer needs the money for the original purpose. If an issuer calls a bond, the Trust will distribute the principal, but future interest distributions will fall. A unitholder might not be able to reinvest this principal at as high a yield. A bond’s call price could be less than the price the Trust paid for the bond and could be below the bond’s par value. This means that a unitholder could receive less than the amount paid for Trust units. If enough bonds in the Trust are called, the Trust could terminate early. Some or all of the bonds may also be subject to extraordinary optional or mandatory redemptions if certain events occur, such as certain changes in tax laws, the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used, and various other events. The call provisions of the bonds in the Trust’s portfolio are described in general terms in the “Portfolio” section of this prospectus.

Concentration Risk. Concentration risk is the risk that the value of the Trust is more susceptible to fluctuations based on factors that impact a particular type of bond because the portfolio concentrates in bonds of that type. The table under “Types of Bonds” under the “Investment Summary” section of this prospectus lists the type of bonds held by the Trust with the percentage that each type represents in the portfolio. The following risk factors include discussion of various types of bonds.

Credit Risk. Credit risk is the risk that a bond’s issuer or insurer is unable to meet its obligation to pay principal or interest on the bond. There is no guarantee that the issuers of the bonds in the Trust’s portfolio will be able to satisfy their interest and principal payment obligations to the Trust over the life of the Trust.

Dilution Risk. Unitholders could experience dilution because of brokerage costs and fluctuations in the prices between the time that unitholders redeem units and Olden Lane sells or unwinds Trust property.

Discount Bonds. Discount bonds are bonds which have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the Trust were lower than the current market interest rates for newly issued bonds of a comparable rating and type. The market discount on previously issued bonds will increase when interest rates for newly issued comparable bonds increase and will decrease when such interest rates fall, other things being equal.

On sale or redemption, unitholders may receive ordinary income dividends from the Trust if the Trust sells or redeems bonds that were acquired at a market discount, or sells bonds at a short-term capital gain. In general, the Internal Revenue Service will treat bonds as market discount bonds when the cost of the bond, plus any original issue discount that has not yet accrued, is less than the amount due to be paid at the maturity of the bond. Any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income.

Extension Risk. If interest rates rise, certain obligations may be paid off by the obligor at a slower rate than expected, which will cause the value of such obligations to fall.

General Obligation Bonds. Approximately 23.3% of the bonds in the Trust are “general obligation bonds,” representing the general obligation of a governmental entity. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws. An entity’s credit will depend on many factors, including its tax base, reliance on federal or state aid, and additional factors which are beyond the entity’s control.

Interest Rate Risk. The value of bonds generally vary inversely with the direction of prevailing interest rates. This means that the value of the bonds in the Trust’s portfolio will typically fall when interest rates rise and rise when interest rates fall. Bonds with longer periods before maturity are often more sensitive to general interest rate changes. The bonds in the Trust’s portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates.

Certain bonds in the portfolio may be subject to interest rate adjustments if either Moody’s Investor Services or Standard & Poor’s (or, in certain limited circumstances, another ratings service) downgrades the rating for such bond (or upgrades the rating after such a downgrade). The interest rates payable on certain bonds in the portfolio may have already been increased due to past ratings downgrades. Any future credit rating improvements on such bonds may result in decreases to the interest rates payable on such bonds and, consequently, may adversely affect both the income a unitholder receives from the bonds in the Trust and the value of Trust units. On the other hand, increases in a bond’s interest rate related to decreases in such bond’s credit rating may place additional financial strain on the bond’s issuer which could result in further decreases in financial condition and further credit rating decreases. Additionally, an increase in a bond’s interest rate may increase the risk that the bond’s issuer will prepay or “call” the bond before its stated maturity.

This risk may be heightened in the current environment as interest rates are likely to experience increased volatility as a result of the recent rise in interest rates.

Investment Grade Bonds. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Trust’s investment in the securities of that issuer. Municipal securities rated in the four highest categories (Standard & Poor’s AAA, AA, A and BBB or Moody’s Investors Service, Inc. Aaa, Aa, A and Baa) by the rating agencies are considered investment grade but, nevertheless, may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit rating of the bonds may be lowered if an issuer’s financial condition changes.

Legislation/Litigation Risk. From time to time, various legislative initiatives are proposed, which may have a negative impact on the prices of certain of the bonds in the Trust’s portfolio. In addition, litigation regarding any of the bond issuers, such as litigation affecting the validity of certain municipal bonds may negatively impact the value of these bonds and, therefore, the value of the Trust units. We cannot predict what impact any pending or proposed legislation or pending or threatened litigation will have on the value of the bonds in the Trust’s portfolio or on the issuers thereof.

Liquidity Risk. Liquidity risk is the risk that a security may be difficult to sell at an advantageous time or price due to limited market demand. Typically, if a bond becomes more difficult to sell, the value of that bond will fall. There is no guarantee that a liquid trading market will exist for any bond included in the Trust’s portfolio.

Market Risk. Market risk is the risk that the value of the bonds in the Trust will fluctuate. This could cause the value of units to fall below a unitholder’s original purchase price or below the principal value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a security’s issuer, perceptions of the issuer, or ratings on a particular bond. Even though we supervise the Trust’s portfolio, unitholders should remember that the portfolio is unmanaged. The trust will not sell a bond solely because the market value falls.

Municipal Bonds. The Trust invests in taxable municipal bonds. Municipal bonds are debt obligations issued by states or political subdivisions or authorities of states. Municipal bonds are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer’s power to levy taxes. Many municipal bonds may be called or redeemed prior to their stated maturity, an event which is more likely to occur when interest rates fall. Upon such an occurrence, a unitholder may not be able to reinvest the monies received in other bonds that have as high a yield or as long a maturity.

The market for municipal bonds is generally less liquid than for other securities. Therefore, the price of municipal bonds may be more volatile and subject to greater price fluctuations than securities with greater liquidity. In addition, an issuer’s ability to make income distributions generally depends on several factors including the financial condition of the issuer and general economic conditions. Any of these factors may negatively impact the price of municipal bonds held by the Trust and would impact the price of both the bonds in the Trust’s portfolio and the units.

New Sponsor/Depositor Risk. The Sponsor, which also serves as the Trust’s Depositor, has limited experience serving as a unit investment trust sponsor and depositor, and there is no guarantee that it will be successful or that it will be in a position to perform its duties as described in this prospectus. Nevertheless, the Services Agreement contains procedures designed to permit the appointment of a successor depositor and/or sponsor if the Sponsor is unable to continue operations.

No Active Management. The Trust is a unit investment trust and, as a result, is not actively managed. Trust property is only bought and sold in limited circumstances, as described in this prospectus. Trust property will not be sold in response to or in anticipation of market fluctuations, as is common in managed investments. The Trust will generally hold, and may continue to buy, the same assets even though the market value or yield on such assets may have changed. As with any investment, the value of the Trust may fall over time and we cannot guarantee that the performance of the Trust will be positive over any period of time or that any investor will not lose money.

No FDIC Guarantee. An investment in the trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Original Issue Discount Bonds. Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond’s par value.

Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor owns this type of bond, the investor has the right to receive a final payment of the bond’s par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond’s par value.

Premium Bonds. The Trust’s portfolio may include premium bonds, which are bonds whose current market values are above the principal value on the Trust’s inception date or on the date of a unitholder’s purchase. A primary reason for the market value of such bonds being higher than the principal value is that the interest rate of such bonds is at a higher rate than the current market interest rates for comparable bonds. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the principal value becomes payable. Because part of the purchase price is effectively returned not at maturity but through current income payments, early redemption of a premium bond at par or any other amount below the trust’s purchase price will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the bonds have a market value that represents a premium over par or for original issue discount securities a premium over the accreted value.

Prepayment Risk. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates.

Price Volatility. The Trust invests in taxable municipal bonds. The value of the bonds in the Trust’s portfolio will decline with increases in interest rates, not only because increases in interest rates generally result in a decrease in bond values, but also because an increase in interest rates may indicate an economic slowdown. An economic slowdown, or a reduction in an issuer’s creditworthiness, may result in a bond’s issuer being unable to maintain revenues at a level sufficient to support interest and principal payments. The value of the bonds in the Trust’s portfolio will also fluctuate with changes in investors’ perceptions of an issuer’s financial condition or the general condition of the municipal bond markets, changes in inflation rates or in response to political or economic events affecting the issuers. The Trust does not guarantee any return of principal.

Revenue Bonds. Approximately 76.7% of the bonds in the Trust’s portfolio are “revenue bonds”, which are bonds payable only from the revenue of a specific project or authority or, in some cases, from the proceeds of a special excise tax or other specific revenue source. They not supported by the issuer’s general power to levy taxes, if any. The risk of default in payment of interest or principal increases if the income of the related project or authority falters because that income is the only source of payment. The following types of bonds are “revenue bonds” and include, as described further below: appropriations bonds; airport, port and highway bonds; capital improvement facility bonds; convention facility bonds; correctional facility bonds; education, university and college bonds; hospital and healthcare facility bonds; housing bonds; industrial development revenue bonds; lease rental bonds; moral obligation bonds; power bonds; refunded bonds; solid waste disposal bonds; special tax bonds; tax allocation bonds; transit authority bonds; and water and sewer revenue bonds.

Appropriations Bonds. Approximately 18.5% of the bonds in the Trust’s portfolio are appropriation bonds, which are, in whole or in part, subject to and dependent upon either the governmental entity making appropriations from time to time or the continued existence of special temporary taxes which require legislative action for their re-imposition. The availability of any appropriation is subject to the willingness or ability of the governmental entity to continue to make such special appropriations or to re-impose such special taxes. The obligation to make lease payments exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Once an annual appropriation is made, the governmental entity’s obligation to make lease rental payments is absolute and unconditional regardless of any circumstances or occurrences which might arise. In the event of non-appropriation, certificateholders’ or bondowners’ sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing. In the event of non-appropriation, the Sponsor may instruct the Custodian to sell such bonds.

Education, University and College Bonds. Approximately 9.3% of the bonds in the Trust’s portfolio are education revenue bonds, which are payable from and secured by revenues derived from the operation of schools, colleges and universities whose revenues are derived mainly from ad valorem taxes, or for higher education systems, or from tuition, dormitory revenues, grants and endowments. General risks relating to these school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trust. General risks relating to college and university obligations would include the prospect of a declining percentage of the population consisting of “college” age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers and the increased competition from non-traditional sources of education and training, including massive open online courses (MOOCs). In recent years, education revenue bond issuers have been experiencing certain of these risks in varying degrees.

Hospital and Health Care Facility Bonds. Approximately 4.7% of the bonds in the Trust’s portfolio are health care revenue bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. In addition, a facility’s gross receipts and net income available for debt service may be affected by future events and conditions including among other things, demand for services, the ability of the facility to provide the services required, physicians’ confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with any particular bonds. The uncertainty of governmental programs is particularly pronounced in the current political climate. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services in response to changes resulting from legislative changes. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Housing Bonds. Approximately 11.6% of the bonds in the Trust’s portfolio are considered housing bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors including, but not limited to: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities. To the extent that these obligations were valued at a premium when a unitholder purchased units, any prepayment at par would result in a loss of capital to the unitholder and reduce the amount of income that would otherwise have been paid to unitholders.

Lease Rental Bonds. Approximately 7.0% of the bonds in the Trust’s portfolio are lease obligations issued for the most part by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the governmental authorities are financing vehicles created solely for the construction of buildings (schools, administrative offices, convention centers and prisons, for example) or the purchase of equipment (police cars and computer systems, for example) that will be used by a state or local government (the “lessee”). Thus, these obligations are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the obligations. Lease obligations are subject, in almost all cases, to the annual appropriation risk, i.e., the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These obligations are also subject to construction and abatement risk in many states—rental obligations cease in the event that delays in building, damage, destruction or condemnation of the project prevents its use by the lessee. In these cases, insurance provisions designed to alleviate this risk become important credit factors. In the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the re-letting or sale of the project. Some of these issues, particularly those for equipment purchase, contain the so-called “substitution safeguard,” which bars the lessee government, in the event it defaults on its rental payments, from the purchase or use of similar equipment for a certain period of time. This safeguard is designed to insure that the lessee government will appropriate, even though it is not legally obligated to do so, but its legality remains untested in most, if not all, states.

Sales Tax Bonds. Approximately 9.3% of the bonds in the Trust’s portfolio are sales tax bonds, which are payable from and secured by the revenues derived from a sales tax. Sales tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on sales tax bonds may be adversely affected by a reduction in revenues realized from the underlying sales tax or a general slowdown in the economic activity within a particular municipality. Should spending on the particular goods and services that are subject to the sales tax decline, the municipality may be unwilling or unable (and is under no obligation) to increase the rate of the sales tax to ensure that sufficient revenues are raised.

Special Tax Bonds. Approximately 9.3% of the bonds in the Trust’s portfolio are special tax bonds, which are payable for and secured by the revenues derived by a municipality from a particular tax. Examples of special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds (sometimes called “sin tax” bonds) are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Approximately 7.0% of the bonds in the Trust’s portfolio are tax allocation bonds, which are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Bond payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations with respect to these bonds include: variations in taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

“When Issued” and “Delayed Delivery” Bonds. “When, as and if issued” bonds are bonds that trade before they are actually issued. Bonds purchased on a “when issued” basis have not yet been issued by the issuer on the Trust’s inception date, although the issuer has committed to issue such bonds. This means that the Sponsor can only deliver them to the Trust “when, as and if” the bonds are actually issued. In addition, other bonds may have been purchased by the Sponsor on a “delayed delivery” basis, meaning that these bonds are expected to be delivered to the Trust at some time after the Trust’s first settlement date (normally three business days after the Trust’s inception date). Delivery of these bonds may be delayed or may not occur. Interest on these bonds does not begin accruing to the Trust until the bond is delivered to the Trust. Unitholders may have to adjust the tax basis of any bonds delivered after the expected delivery date. Any adjustment would reflect interest that accrued between the time a unitholder purchased units and the delivery of the bonds to the Trust. This could lower the first year estimated current return of the Trust. A unitholder may experience gains or losses on these bonds from the time Trust units are purchased even though the Trust has not yet received the bonds.

BOND INSURANCE

Bonds are not required to be covered by insurance to be included in the Trust. Certain bonds may, however, be covered by insurance which guarantees timely payment of interest and principal, when due. The premium for any bond insurance is paid by the issuer or by a prior owner of the bonds and any policy is non-cancelable and will continue in force so long as the bonds so insured are outstanding and the bond insurer remains in business. The bond insurers, if any, are listed in the bond descriptions in the “Portfolio” section of this prospectus. For the purpose of bond insurance, “when due” generally means the stated payment or maturity date for the payment of principal and interest. The insurance does not guarantee the market value of the bonds or the value of the trust units. Each bond insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that a bond insurer will be able to perform on its contract of insurance in the event a claim should be made. Most bond insurance companies have had their credit ratings downgraded or placed on review for possible downgrade by recognized credit rating agencies such as Standard & Poor’s and Moody’s Investor Services, Inc. While many insurance companies historically maintained “AAA” credit ratings, most insurance companies are currently assigned a credit rating below this level. To the extent that the issuer of a bond in the Trust’s portfolio does not independently maintain a credit rating equal to or higher than the insurer of the bond, if any, a downgrade in the rating of a bond insurer will result in a downgrade in the rating of the related bond. This could have a material adverse effect on the value of the bonds and the value of the units of the Trust.

Trust Administration

Semi-Annual Distributions to Unitholders. The Trust generally pays interest from its net investment income along with any available principal paid on the bonds on each semi-annual distribution date to unitholders of record on the preceding record date. The record and distribution dates are shown under “Essential Information” section of this prospectus. In some cases, the Trust might pay a special distribution if it holds an excessive amount of cash pending distribution. The amount of a unitholder’s distributions will vary, from time to time, as interest and principal payments or the expenses of the Trust change.

Interest received by the Trust, including that part of the proceeds of any disposition of bonds that represents accrued interest, is credited by the Custodian to the Trust’s “interest account”. Other receipts are credited to the “principal account”. After deduction of amounts sufficient to reimburse the Custodian, without interest, for any amounts advanced and paid to the Sponsor as the unitholder of record as of the first settlement date, interest received will be distributed on each distribution date to unitholders of record as of the preceding record date. All distributions will be net of estimated Trust expenses. Funds in the principal account will be distributed on each distribution date to unitholders of record as of the preceding record date provided that the amount available for distribution therein shall equal at least $1.00 per unit. The Custodian is not required to pay interest on funds held in the principal or interest account (but may itself earn interest thereon and therefore benefits from the use of these funds) and the funds in the principal and interest account will not be otherwise invested. Therefore, a unitholder’s return on the units will be less than it would be if funds in the principal and interest account were invested or immediately distributed and reinvested by unitholders.

Because interest payments are not received by the Trust at a constant rate throughout the year and the interest rates on certain bonds in the Trust may adjust periodically, interest distributions may be more or less than the amount credited to the interest account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Custodian is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Custodian is reimbursed for these advances from funds in the interest account on the next record date. Investors purchasing units between a record date and a distribution date will receive their first distribution on the second distribution date following the purchase.

Olden Lane will direct the Custodian to periodically deduct from the income account of the Trust and, to the extent funds are not sufficient therein, from the capital account of the Trust amounts necessary to pay the Trust expenses. The Custodian will withdraw from said accounts such amounts, if any, as Olden Lane deems necessary to establish a reserve for any taxes or governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust’s assets until such time as Olden Lane directs the Custodian to return all or any part of such amounts to the appropriate accounts. In addition, the Custodian may withdraw from the income and capital accounts of the Trust such amounts as may be necessary to cover redemptions of units.

Estimated Distributions. The estimated net annual interest income per unit and estimated initial distribution per unit as of the close of business the day before the Trust’s inception date are shown in the “Essential Information” section of this prospectus. These amounts are based generally on the estimated cash flows of the bonds per unit based on the current interest rate applicable to the bonds. Since certain of the bonds may be subject to potential interest rate adjustments related to changes in the bonds’ ratings provided by certain ratings services, estimated distributions may fluctuate over time and actual distributions may vary from estimated amounts. The actual distributions that a unitholder receives will vary from these estimates with changes in expenses, interest rates (including interest rate adjustments related to changes in the bonds’ ratings as provided by certain ratings services) and maturity, call, default or sale of bonds. A unitholder may request the estimated cash flows from the Sponsor.

Reports. Bank of New York Mellon, as transfer agent for the Trust, or your financial professional will make available to you a statement showing the Trust’s income, receipts and distributions for that year. After the close of each year, the Trust’s transfer agent will also make available an annual report on the Trust’s activity and certain tax information. This annual report will provide a list of all Trust property bought and sold during the relevant year. You may request copies of security evaluations to enable you to complete your tax forms and audited financial statements for the Trust, if available.

Fixed Portfolio. The Trust is not a managed fund. Unlike a managed fund, Olden Lane designed the Trust’s portfolio to remain relatively fixed after its inception and until its termination. Although the portfolio is regularly reviewed and evaluated, and Olden Lane, in consultation with the supervisor, may sell Trust property under certain limited circumstances, Trust property will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. As a result, the amount realized upon the sale of Trust property may not be the highest price attained by certain Trust property during the life of the Trust. The prices of Trust property may vary widely, and the effect of a dollar of fluctuation, either higher or lower, in market prices will be much greater as a percentage of the lower-priced property’s purchase price than as a percentage of the higher-price property’s purchase price. You will not be able to direct the disposition of or vote with respect to any of the property in the Trust. As the holder of the Trust property, the Custodian will vote the Trust property as directed by Olden Lane or otherwise will endeavor to vote as closely as possible in the same manner and the same general proportion as are the bonds or other Trust property held by owners other than the Trust.

The Trust will generally buy and sell Trust property only to pay expenses and to issue additional units or redeem units. However, the supervisor may advise Olden Lane to sell, liquidate, transfer or otherwise dispose of Trust property in limited circumstances, such as (1) a default in the payment of distributions in respect of the bonds, (2) any action or proceeding seeking to restrain or enjoin the payment of principal or interest on the bonds has been instituted; (3) there is any legal question or impediment affecting the bonds; (4) the issuer of the bonds has breached a covenant which would affect the payment of principal or interest on the bonds, the issuer’s credit standing, or otherwise damage the sound investment character of the bonds; (5) the issuer of the bonds has defaulted on the payment of any other of its outstanding obligations, (6) there has been a public tender offer made for the bonds or a merger or acquisition is announced affecting the bonds, and that in the opinion of the Trust’s supervisor, the sale or tender of the bonds is in the best interest of unitholders; (7) the sale of the bonds is necessary or advisable (i) in order to maintain the qualification of the Trust as a “regulated investment company” or (ii) to provide funds to make any distribution for a taxable year in order to avoid imposition of any income or excise taxes on undistributed income in the Trust; (8) as of a record date, the bonds are scheduled to be redeemed and paid prior to the related distribution date; (9) to avoid direct or indirect ownership of a passive foreign investment company; (10) the price of the bonds has declined to such an extent, or such other credit factors exist, that in the opinion of the supervisor keeping the bonds would be harmful to the Trust; or (11) the sale of the bonds is necessary for the Trust to comply with such federal and/or state securities laws, regulations and/or regulatory actions and interpretations which may be in effect from time to time.

The Trust will generally reject any offer to issue, exchange or substitute new bonds or property for the bonds in the Trust portfolio; provided that if any such issuance, exchange or substitution is effected, any bonds, cash and/or property received shall be promptly sold by Olden Lane and any cash shall be generally distributed to unitholders, unless the supervisor determines the Trust should keep bonds, cash or property.

However, if a public tender offer has been made for a bond, the Trust may either sell the security or accept a tender offer for cash if the supervisor determines that the sale or tender is in the best interest of unitholders. The transfer agent will distribute any cash proceeds to unitholders. If the Trust receives securities or property other than cash, it will sell the securities or property and distribute the proceeds to unitholders, unless otherwise instructed by the supervisor. For example, this could happen in a merger or similar transaction.

Replacement Securities. In the event that any contract to purchase any security is not consummated in accordance with its terms (“failed contract security”), Olden Lane may either effect a buy-in in accordance with the rules of the marketplace where the failed contract securities were purchased or its clearing house or purchase a replacement security (the “replacement security”) which has been selected by Olden Lane applying funds held by the Custodian. Purchases of replacement securities will be made subject to the following conditions:

●	The replacement securities will be securities as originally selected for the Trust;

●	The purchase of the replacement securities will not adversely affect the federal income tax status of the Trust;

●	The aggregate purchase price of the replacement securities will not exceed the total amount of cash deposited, or the amount drawn with regard to the failed contract securities under the letter of credit deposited, by Olden Lane at the time of the deposit of the failed contract security; and

●	The replacement securities will be purchased within 30 days after the deposit of the failed contract security.

Amending the Services Agreement. The Services Agreement may be amended by the Trust, Olden Lane Advisors LLC, Olden Lane and the Custodian without the consent of any of the unitholders to cure ambiguities or to correct or supplement or change any provisions which may be defective or inconsistent; to change any provision thereof as may be required by governmental or self-regulatory agencies; to make such provisions as shall not materially adversely affect the interests of the unitholders; or to make such amendments to preserve the tax status of the Trust. The transfer agent will provide notice to unitholders of such amendments in the annual statement provided to unitholders.

The Services Agreement may also be amended in any respect, or provisions waived, by the parties above, with the consent of the holders of units representing 66-2/3% of outstanding units. Any amendment or waiver that permits a reduction of the units required to consent to any amendment will require the consent of all unitholders. Similarly, in no event may any amendment be made which would alter the rights to the unitholders as against each other, allow the Trust to engage in business or investment activities other than those described in this prospectus and the Services Agreement, adversely affect the tax status of the Trust for federal income tax purposes or result in the units being deemed to be sold or exchanged for federal income tax purposes. In addition, the Services Agreement may not be amended without the consent of all unitholders, so as to permit, except as otherwise disclosed herein, the acquisition of any securities or Trust property.

In addition, Olden Lane may seek to amend the Services Agreement as it deems necessary or advisable to cause the conversion of the Trust from a unit investment trust to an “open-end company” or to a “closed-end company,” as those terms are defined in the Investment Company Act, provided that the Trust receive the affirmative vote or consent at a meeting of the unitholders of the Trust of the lesser of (a) 67% or more of the units present at such meeting, if the holders of more than 50% of the outstanding units of the Trust are present or represented by proxy or (b) more than 50% of the outstanding units of the Trust.

Amending the Trust Agreement. The Trust Agreement may also be amended in any respect by Olden Lane and the trustee, or provisions waived, in the same manner and subject to the same conditions as for the Services Agreement.

Dissolution of the Trust. As provided in the Trust Agreement, the Trust will terminate and dissolve upon the redemption, sale or other disposition of the last bond held in the Trust’s portfolio, but not later than December 1, 2027. Investors owning two-thirds of the units in the Trust may also vote to terminate the Trust early. The Trust will dissolve if within ninety days from the time that the Trust’s registration statement has first become effective under the Securities Act of 1933, as amended, the net worth of the Trust declines to less than $100,000. The Trust will also dissolve in the event that a sufficient number of units not yet sold to the public are tendered for redemption so that the value the Trust property would be reduced to less than 40% of the value of the Trust property at the time they were deposited in the Trust. In either event, the Trust expenses may create an undue burden on your investment and Olden Lane will refund any sales fee and creation and development fee that you paid. The depositor may direct the dissolution of the Trust in the event a trust series evaluation made following the end of the initial offering period is less than 40% of the total value of Trust property deposited in such Trust during the initial offering period. Olden Lane may direct the dissolution of the Trust if (i) a minimum value or trigger is met, or (ii) due to (x) any action taken by a governmental authority, or brought in court, or (y) a change in law (including tax law) or in the application or official interpretation of any law, there is, or there is a substantial likelihood that the Trust will be prohibited or impaired in any material way from pursuing its principal investment strategy in the same manner and with the same economic terms as on the inception date of the Trust.

Olden Lane will liquidate all Trust property in connection with the dissolution of the Trust. The Custodian will make a final distribution of assets to unitholders on the fifth (5th) business day following liquidation of all the bonds and other Trust property after deducting final expenses. A unitholder’s termination distribution may be less than the price originally paid for units. The transfer agent will provide a final distribution statement with respect to such distribution.

The Sponsor and Depositor. The Sponsor and depositor of the Trust is Olden Lane Securities LLC. The Sponsor is registered under the Securities Exchange Act of 1934 as a broker-dealer and a member of FINRA. The Sponsor is organized as a limited liability company under the laws of the State of Delaware. The principal office of Olden Lane is located at 200 Forrestal Road, Suite 3B, Princeton, New Jersey 08540. The Sponsor’s Internal Revenue Service Employer Identification Number is 47-2203938. Additional background about the Sponsor is available at https://brokercheck.finra.org.

If at any time Olden Lane shall resign or fail to perform any of its duties as depositor under the Services Agreement or shall become incapable of acting or shall be adjudged bankrupt or insolvent or shall have its affairs taken over by public authorities, then the supervisor may (a) appoint a successor sponsor at rates of compensation deemed by the supervisor to be reasonable and not exceeding such reasonable amounts as may be prescribed by the SEC, or (b) assume the duties of the depositor and receive additional reasonable compensation not exceeding such reasonable amounts as may be prescribed by the SEC, or (c) dissolve and liquidate the Trust. In such case the supervisor shall assume the duties of the depositor in connection with such dissolution. Promptly following the appointment of a successor depositor or the supervisor’s election to assume the duties, the transfer agent will provide notice to the unitholders of such resignation or failure of the depositor to act and of such appointment or dissolution.

The Sponsor is depositor and principal underwriter for other series of Olden Lane Trust whose units are offered for sale to the public. During the twelve months ended December 31, 2016, officers of the Sponsor received no compensation from the Sponsor for their services to the Sponsor. All officers and employees of the Sponsor are currently covered by a fidelity bond in the amount of $120,000.

Code of Ethics. The depositor and the Trust have adopted a code of ethics requiring their employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code of ethics is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trust.

The Supervisor and the Evaluator. Olden Lane Advisors LLC serves as evaluator and supervisor of the Trust. Olden Lane Advisors LLC is an affiliate of Olden Lane and, as a result, a potential conflict of interest may exist. The evaluator and supervisor may resign or be removed by Olden Lane, in which event Olden Lane will use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluator or supervisor, as applicable. If upon resignation of the evaluator or supervisor no successor has accepted appointment within thirty days after notice of resignation, the evaluator or supervisor may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such registration or removal and appointment shall be delivered by the transfer agent to each unitholder. As evaluator, Olden Lane Advisors LLC may use third party evaluation firms to provide the official closing price of any securities listed on a national or foreign securities exchange as well as provide information on other Trust property based on information provided by these third party evaluation firms. As supervisor, Olden Lane Advisors LLC, may employ sub-Supervisors to assist in the performing the supervisory services.

The Custodian. The Bank of New York Mellon is the Custodian of the Trust and has its unit investment trust offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217. The Custodian’s Internal Revenue Service Employer Identification Number is 13-4941102. You may contact the Custodian as transfer agent by calling the telephone number on the back cover of this prospectus or by writing to its unit investment trust offices. The Custodian is subject to supervision by the Superintendent of the New York State Department of Financial Services, and the Board of Governors of the Federal Reserve System and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The Custodian provides certain services to the Trust in its capacity as Custodian, transfer agent and administrator for the Trust, including, but not limited to, (i) the custody and safeguarding of assets comprising the Trust in its role as Custodian, (ii) sales processing, distribution processing, redemption processing and other transfer agent services in its role as transfer agent and (iii) certain administration and bookkeeping services in its role as administrator. In accordance with the Services Agreement, the Custodian shall keep proper records of all transactions at its office and with respect to the transfer agent, such records shall include the name and address of, and the number of units held by, every unitholder of the Trust which, so long as DTC is acting shall be solely its nominee, Cede & Co. Such books and records shall be open to inspection by any unitholder at all reasonable times during usual business hours. The Custodian shall keep a certified copy or duplicate original of the Services Agreement and the Trust Agreement on file in its office available for inspection at all reasonable times during usual business hours by any unitholder, together with a current list of the Trust property held in the Trust. Pursuant to the Services Agreement, the Custodian may employ one or more agents for the purpose of custody and safeguarding the assets comprising the Trust.

The Custodian (collectively in all its respective capacities) may resign as custodian, transfer agent or administrator for the Trust by executing an instrument in writing and filing the same with Olden Lane. The Custodian or its successor must mail a copy of the notice of resignation to all unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. Olden Lane upon receiving notice of such resignation is obligated to appoint a successor promptly. If, upon such resignation, no successor has been appointed and has accepted the appointment within thirty days after notification, the Custodian may apply to a court of competent jurisdiction for the appointment of a successor. Olden Lane may at any time remove the Custodian as custodian, transfer agent or administrator, with cause, and appoint a successor. The successor must provide notice of such removal and appointment to each unitholder promptly after its acceptance of appointment as successor custodian, transfer agent or administrator.

The Trust’s custodian must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise corporate trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

The Trustee. Wilmington Trust, National Association, a national banking association, is the sole trustee of the Trust. The trustee’s principal offices are located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001. The trustee’s Internal Revenue Service Employer Identification Number is 51-0055023. The trustee is subject to supervision by the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency, and the Federal Deposit Insurance Corporation. The trustee is not affiliated with Olden Lane, and the trustee’s duties are extremely limited as discussed below under “Trust Administration — Limitations on Liability”.

Under the Trust Agreement, the trustee may be removed by Olden Lane upon 30 days prior written notice to the trustee. The trustee may resign upon 30 days prior written notice to Olden Lane. No resignation or removal of the trustee shall be effective except upon the appointment of a successor trustee. If no successor has been appointed within such 30 day period, the trustee or Olden Lane may, at the expense of the Trust, petition a court to appoint a successor trustee. The depositor will provide notice to unitholders of the resignation or removal of the trustee and the appointment of a successor trustee.

The trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise corporate trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liability. Olden Lane and the supervisor shall be under no liability to the unitholders for any action taken or for refraining from taking any action in good faith pursuant to the Trust Agreement or for errors in judgment, but shall be liable only for their own gross negligence, bad faith or willful misconduct in the performance of their duties. The Trust Agreement has similar protections in respect of Olden Lane. The Services Agreement provides that the Custodian except by reason of its own gross negligence, bad faith or willful misconduct shall not be liable for any action taken or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Services Agreement, nor shall the Custodian be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Trust property. The Custodian (in its capacities as custodian, transfer agent and administrator) is indemnified by the Trust against any loss or liability (including counsel fees and expenses incurred in defending itself against any claim of liability) arising out of services provided to the Trust unless the loss or liability results from its own gross negligence, bad faith or willful misconduct. If the cash balances of the Trust accounts are insufficient to provide for such indemnification, the Custodian or depositor has the power to sell Trust property to provide required funds.

The Custodian will not be liable for any losses and other costs and expenses of a defense against claims or liabilities resulting from its performance under the Services Agreement, unless such loss, damage or expense arises out of the bad faith, gross negligence or willful misconduct of the Custodian. The Custodian will not be liable for any taxes or other governmental charges imposed upon or in respect of the Trust property.

The Services Agreement provides that the determinations made by the evaluator and administrator shall be made in good faith upon the basis of the best information available to them, provided, however, that the evaluator shall be under no liability to unitholders or any other party to the Services Agreement for errors, but shall not be protected for its gross negligence, bad faith or willful misconduct in the performance of its duties.

The Trust Agreement contains customary provisions limiting the liability of the trustee. The trustee shall not be personally liable under any circumstances in connection with any of the transactions contemplated by the Trust Agreement, except that such limitation shall not relieve the trustee of any personal liability it may have to Olden Lane Trust or the beneficial owners for the trustee’s own bad faith, willful misconduct or gross negligence in the performance of its express duties under the Trust Agreement. The trustee shall not have any duty or obligation to manage, make any payment in respect of, register, record, sell, dispose of or otherwise deal with the assets of Olden Lane Trust or any Trust, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated by the Trust Agreement, except as expressly provided by the terms of the Trust Agreement. The duties of the trustee are extremely limited. The duties of the trustee shall be limited to (i) accepting legal process served on Olden Lane Trust or any Trust in the State of Delaware and (ii) the execution of any certificates required to be filed with the Delaware Secretary of State which the trustee is required to execute pursuant to Delaware law.

Trust EXPENSES

Olden Lane does not charge the Trust an annual management fee. Olden Lane will receive a portion of the maximum sales fee paid in connection with the purchase of units and will share in profits, if any, related to the deposit of securities in the Trust. The supervisor, Olden Lane Advisors LLC, an affiliate of Olden Lane, receives an annual fee as set forth in the “Fee Table” of this prospectus for portfolio supervisory services for the Trust (the “supervisory fee”). In providing such supervisory services, the supervisor may purchase research from a variety of sources, which may include dealers of the Trust. The supervisor has retained the services of CU Capital Market Solutions, LLC as sub-supervisor. As provided in the “Fee Table” of this prospectus, Olden Lane receives an annual fee for providing bookkeeping and administrative services for the Trust (the “bookkeeping and administrative fee”). Such services may include, but are not limited to, the preparation of various materials for unitholders and providing account information to the unitholders. As provided in the “Fee Table” of this prospectus, the evaluator receives an annual fee for performing valuation services for the Trust (the “evaluation fee”). In providing such evaluation services, the evaluator may use the services of independent evaluation firms.

The Custodian receives for its services as custodian, transfer agent and administrator the fee set forth in the “Fee Table” of this prospectus. The Custodian’s fee is initially based on the number of units of the Trust outstanding at the end of each month during the initial offering period until the end of the initial offering period, at which time the fee shall be computed based on the number of units outstanding as of the end of the initial offering period until the following January 1. Thereafter, the fee shall accrue daily and be based on the number of units outstanding on the most recent of January 1 of each calendar year. The supervisory fee, the bookkeeping and administrative fee and the evaluation fee are based on the number of units and computed in a similar manner. The Custodian benefits to the extent there are funds for future distributions, payment of expenses and redemptions in the capital and income accounts since these accounts are non-interest bearing and the amounts earned by the Custodian are available for use by the Custodian in accordance with applicable law. Part of the Custodian’s compensation for its services to the Trust is expected to result from the use of these funds.

Each of the supervisory fee, bookkeeping and administrative fee, evaluation fee and the Custodian’s fee may be adjusted in accordance with the cumulative percentage increase of the U.S. Department of Labor’s Consumer Price Index entitled “All Services Less Rent of Shelter” since the establishment of the Trust. In addition, with respect to any fees payable to Olden Lane or an affiliate of Olden Lane for providing bookkeeping and other administrative services, supervisory services and valuation services, such individual fees may exceed the actual costs of providing such services for the Trust, but at no time will the total amount received for such services, in the aggregate, rendered to all series of Olden Lane Trust in any calendar year exceed the actual cost to Olden Lane or its affiliates of supplying such services, in the aggregate, in such year.

The Trust will also pay a fee to Olden Lane for creating and developing the Trust, including determining the Trust objective, policies, composition and size, selecting service providers and information services, and for providing other similar administrative and ministerial functions. The Trust pays this “creation and development fee” either as a fixed dollar amount or, if daily accrual is specified in the “Fee Table” of this prospectus, in an amount equal to the accrued and unpaid fee as of the date(s) set forth.

The Trust may pay certain fees for the services of a portfolio consultant and for the use of intellectual property.

The following additional charges are or may be incurred by the Trust: (a) any and all expenses and disbursements incurred under the Services Agreement, including license fees, if any, legal, tax accounting and reporting and auditing expenses, including, but not limited to, the fees and expenses of attorneys, accountants and other advisors of the Trust, expenses incurred in connection with any communications disseminated by Depository Trust Company, sub-custodial fees, and for any extraordinary services performed by the Custodian under the Services Agreement relating to such Trust; (b) various governmental charges; (c) foreign custodial and transaction fees (which may include compensation paid to the Custodian or its subsidiaries or affiliates), if any; and (d) expenditures incurred in contacting unitholders upon termination of the Trust. The fees and expenses set forth herein are payable out of the Trust and, when owing to the Custodian, are secured by a lien on the Trust. Certain Trust property may make distributions, though such amounts, if any, are unpredictable. Olden Lane cannot provide any assurance that any distributions of Trust property will be sufficient to meet any or all Trust expenses. If the balances in the income and capital accounts are insufficient to provide for amounts payable by the Trust, Olden Lane, on behalf of the Trust, will sell Trust property to pay such amounts. These sales may result in capital gains or losses to unitholders.

Unless the depositor determines that an audit is not required, the depositor shall cause the account of each Series of Trust to be prepared and audited not less than annually by independent public accountants and the cost of such audit shall be paid as an expense of the Trust. The Trust shall also bear the expenses associated with updating the Trust’s registration statement and maintaining registration or qualification of the units and/or the Trust under federal or state securities and commodities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees.

Portfolio Transaction and Brokerage Allocation

When the Trust sells Trust property, the composition and diversity of the Trust property remaining in the Trust may be altered. In order to obtain the best price for the Trust, it may be necessary for the supervisor to specify minimum amounts in which blocks of bonds are to be sold. In effecting purchases and sales of the Trust property, Olden Lane may direct that orders be placed with and brokerage commissions be paid to brokers, including brokers which may be affiliated with the Custodian or dealers participating in the offering of units of the Trust.

Tax Status

This section summarizes the material U.S. federal income tax consequences of owning units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are treated as a partnership or S corporation for U.S. tax purposes, you hold the units as other than a capital asset, you are a broker/dealer or securities trader electing mark-to-market treatment, you are a bank, thrift or other financial institution, a former citizen or resident of the United States, an investor whose functional currency is not the U.S. dollar, an investor subject to the alternative minimum tax, a “controlled foreign corporation” or “passive foreign investment company” for U.S. federal income tax purposes, or are otherwise subject to special tax rules. In addition, this section, other than the discussions under “—Backup Withholding,” and “—Foreign Unitholders” does not describe your situation if you are not a “United States person” as defined in the Code. This section also does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to Olden Lane. The Internal Revenue Service could disagree with any conclusions set forth in this section. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership or disposition of the Trust’s units, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Trust. The Trust intends to qualify as a “regulated investment company,” commonly known as a “RIC,” under the federal tax laws. If the Trust qualifies as a RIC and distributes its income as required by the tax law, the Trust generally will not pay federal income taxes.

For federal income tax purposes, unitholders are treated as the owners of Trust units and not of the assets held by the Trust, and taxability issues are taken into account at the Trust level. The federal income tax treatment of income from the Trust is based on the distributions paid by the Trust.

Taxation of Trust Distributions. Distributions of investment income are generally taxable to unitholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Trust owned the investments that generated them, rather than how long a unitholder has owned his or her units. In general, the Trust will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Trust’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain – the excess of net long-term capital gain over net short-term capital losses, in each case determined with reference to any loss carryforwards – that are properly reported by the Trust as capital gain dividends (“capital gain dividends”) will be taxable to unitholders as long-term capital gains includible in net capital gain and may be taxable to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to unitholders as ordinary income.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Trust of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Trust units. Unitholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Trust.

Distributions are taxable whether unitholders receive them in cash or reinvest them in additional units. Distributions are also taxable to unitholders even if they are paid from income or gains earned by the Trust before a unitholder’s investment (and thus were included in the price the unitholder paid for the Trust units). Investors should be careful to consider the tax implications of buying units of the Trust just prior to a distribution. The price of units purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

A dividend or Capital Gain Dividend with respect to units of the Trust held by a tax-deferred or qualified plan, such as an IRA, retirement plan, or corporate pension or profit sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Unitholders should consult their tax advisors to determine the suitability of units of the Trust as an investment through such plans and the precise effect of an investment on their particular situation.

Unitholders will be notified annually as to the U.S. federal tax status of Trust distributions, and unitholders receiving distributions in the form of newly issued units will receive a report as to the value of the units received.

Deductibility of Trust Expenses. Expenses incurred and deducted by the Trust will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Trust expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income. Also, certain individuals may also be subject to a phase-out of the deductibility of itemized deductions based upon their income.

Disposition of Units. Upon a sale, exchange or other disposition of units of the Trust, a unitholder will generally realize a taxable gain or loss depending upon his or her basis in the units. A gain or loss will be treated as capital gain or loss if the units are capital assets in the unitholder’s hands, and generally will be long-term or short-term capital gain or loss depending upon the unitholder’s holding period for the units. Any loss realized on a sale, exchange or other disposition will be disallowed to the extent the units disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the units are disposed of. In such a case, the basis of the units acquired will be adjusted to reflect the disallowed loss. Any loss realized by a unitholder on the disposition of the Trust’s units held by the unitholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the unitholder with respect to such units.

Market Discount. If the Trust purchases in the secondary market a debt security that has a fixed maturity date of more than one year from its date of issuance at a price lower than the stated redemption price of such debt security (or, in the case of a debt security issued with “original issue discount” (described below), a price below the debt security’s “revised issue price”), the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Trust in each taxable year in which the Trust owns an interest in such debt security and receives a principal payment on it. In particular, the Trust will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Trust at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Trust, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

Original Issue Discount. Certain debt securities may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest income that is included in the Trust’s income and, therefore, subject to the distribution requirements applicable to RICs, even though the Trust may not receive a corresponding amount of cash until a partial or full repayment or disposition of the debt security.

Some debt securities may be purchased by the Trust at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

If the Trust holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Trust actually received. Such distributions may be made from the cash assets of the Trust or, if necessary, by disposition of Trust property including at a time when it may not be advantageous to do so. These dispositions may cause the Trust to realize higher amounts of short-term capital gains (generally taxed to unitholders at ordinary income tax rates) and, in the event the Trust realizes net capital gains from such transactions, its unitholders may receive a larger Capital Gain Dividend than if the Trust had not held such securities.

Backup Withholding. The Trust may be required to withhold federal income tax (“backup withholding”) from dividends and capital gains distributions paid to unitholders. Federal tax will be withheld if (1) the unitholder fails to furnish the Trust with the unitholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the unitholder or the Trust that the unitholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the unitholder fails to certify to the Trust that he or she is not subject to backup withholding. The current backup withholding rate is 28%. Any amounts withheld under the backup withholding rules may be credited against the unitholder’s federal income tax liability.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Trust should consult their tax advisors in this regard.

Foreign Unitholders. Distributions that are properly designated as capital gain dividends generally will not be subject to withholding of U.S. federal income tax, except as described below under “—FATCA”. In general, dividends, other than capital gain dividends, paid by the Trust to a unitholder that is not a “United States person” within the meaning of the Code (such unitholder, a “foreign unitholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a foreign unitholder directly, would not be subject to withholding.

For distributions with respect to RIC taxable years beginning before January 1, 2014, RICs generally were not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign investor (other than distributions (w) to an investor that did not provide a satisfactory statement that the beneficial owner was not a United States person, (x) that were attributable to certain interest on an obligation issued by the investor, or by an obligor with respect to which the investor was a “10-percent shareholder” or a related “controlled foreign corporation,” or (y) to an investor that was within a foreign country that had an inadequate information exchange with the United States), to the extent such distributions were properly reported as such by the RIC in a written notice to its investors (“interest-related dividends”), or (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses (other than distributions to an individual foreign investor who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution), to the extent such distributions were properly reported as such by the RIC in a written notice to its investors. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014, or what the terms of such an extension would be. Foreign unitholders should contact their intermediaries regarding the application of these rules to their accounts.

If a beneficial owner of Trust units who or which is a foreign unitholder has a trade or business in the United States, and dividends from the Trust are effectively connected with the conduct by the beneficial holder of that trade or business, the dividends will in general be subject to U.S. federal income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax.

A beneficial holder of units that is a foreign unitholder is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of units of the Trust or on capital gain dividends unless (i) such Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States; or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

If a unitholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the unitholder in the United States.

Foreign unitholders should consult their tax advisors and, if holding units through intermediaries, their intermediaries, concerning the application of these rules to an investment in the Trust.

Foreign Financial Account Reporting. Unitholders that are U.S. persons and own, directly or indirectly, more than 50% of the Trust could be required to report annually their “financial interest” in the Trust’s “foreign financial accounts,” if any, on United States Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Unitholders should consult a tax advisor, and persons investing in the Trust through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Tax Equalization. The Trust intends to distribute its net investment income and capital gains to unitholders at least annually to qualify for treatment as a RIC under the Code. Under current law, provided the Trust is not treated as a “personal holding company” for U.S. federal income tax purposes, the Trust is permitted to treat on its tax return as dividends paid the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming unitholders’ portion of the Trust’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of tax “equalization”, may have the effect of reducing the amount of income and/or gains that the Trust is required to distribute as dividends to non-redeeming unitholders. The amount of any undistributed income and/or gains is reflected in the value of the Trust’s units. The total return on a unitholder’s investment will generally not be reduced as a result of the Trust’s use of this practice.

Tax Shelter Disclosure. Under regulations promulgated by the U.S. Department of Treasury, if a unitholder recognizes a loss on a disposition of the Trust’s units of $2 million or more for an individual unitholder or $10 million or more for a corporate unitholder (including, for example, an insurance company holding separate account), the unitholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, unitholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to unitholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Unitholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation. The foregoing discussion is primarily a summary of certain U.S. federal income tax consequences of investing in the Trust based on the law in effect as of the date of this prospectus. The discussion does not address in detail special tax rules applicable to certain classes of investors. Such shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in the Trust.

LEGAL MATTERS

Kilpatrick Townsend & Stockton LLP, 1001 West Fourth Street, Winston-Salem, North Carolina 27101, acts as counsel for the Trust. Richards, Layton & Finger, P.A., 920 North King Street, Wilmington, Delaware 19801, acts as counsel for the trustee and will pass on certain Delaware law matters regarding the units.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP, independent registered public accounting firm, audited the statement of financial condition and the portfolio included in this prospectus.

DESCRIPTION OF BOND RATINGS

Standard & Poor’s, A Division of the McGraw-Hill Companies. A Standard & Poor’s long-term debt obligation credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific debt obligation. This opinion of creditworthiness may take into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

The long-term debt obligation credit ratings are not a recommendation to purchase, sell or hold the debt obligation, inasmuch as they do not comment as to the market price or suitability for a particular investor.

The long-term debt obligation credit ratings are based on current information furnished by the obligor or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The long-term debt obligation credit ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.
II.	Nature of and provisions of the obligation.
III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The credit rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinate obligations, secured and unsecured obligations or operating company and holding company obligations). Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service. Municipal long-term rating scale. Moody’s municipal ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long term rating scale.

Municipal ratings are based upon the analysis of five primary factors relating to municipal finance: market position, financial position, debt levels, governance and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Obligations rated “Ba,” “B,” “Caa,” “Ca” and “C” are regarded as having significant speculative characteristics. “Ba” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PROSPECTUS

CMS Taxable Municipal Trust 1

Olden Lane Securities LLC

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